TRANSAMERICA SERIES TRUST

Transamerica S&P 500 Index VP

Supplement to the Currently Effective Prospectus and Summary Prospectus

* * *

Effective on December 1, 2020, the following information supplements and supersedes any contrary information contained in the Prospectus and Summary Prospectus concerning Transamerica S&P 500 Index VP (the “portfolio”):

* * *

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Initial	Service
Management fees	0.08%	0.08%
Distribution and service (12b-1) fees	0.00%[1]	0.25%
Other expenses	0.05%	0.11%
Total annual fund operating expenses	0.13%	0.44%
Fee waiver and/or expense reimbursement[2]	0.00%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.13%	0.39%

1 The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2021. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

2 Contractual arrangements have been made with the portfolio’s investment manager, TAM, through May 1, 2022 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.14% for Initial Class shares and 0.39% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

The “Example” table included in the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$13	$42	$73	$166
Service Class	$40	$136	$241	$550

* * *

Investors Should Retain this Supplement for Future Reference

December 1, 2020